SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Washington Federal, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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425 PIKE STREET

SEATTLE, WASHINGTON 98101-2334

(206) 624-7930

December 11, 2009

Dear Stockholder:

You are invited to attend our Annual Meeting of Stockholders to be held on Wednesday, January 20, 2010 at 2:00 p.m., Pacific Time, at The Seattle Sheraton Hotel, 6th & Pike, Seattle, Washington.

We hope that you will attend the meeting in person, but even if you are planning to come, we strongly encourage you to designate the proxies named on the proxy card to vote your shares. This will ensure that your common stock is represented at the meeting. The proxy statement explains more about proxy voting. Please read it carefully. We look forward to your participation.

If you have any questions, please do not hesitate to contact us.

Sincerely,

Roy M. Whitehead

Chairman, President and

Chief Executive Officer

425 PIKE STREET

SEATTLE, WASHINGTON 98101-2334

(206) 624-7930

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 20, 2010

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Washington Federal, Inc. (“Washington Federal”) will be held at The Seattle Sheraton Hotel, 6th & Pike, Seattle, Washington, on Wednesday, January 20, 2010, at 2:00 p.m., Pacific Time, for the following purposes:

1. To elect three directors for a three-year term and until their successors are elected and qualified;

2. To ratify the appointment of Deloitte & Touche LLP as Washington Federal’s independent registered public accountants for fiscal 2010; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The proposal for the election of directors relates solely to the election of three (3) directors nominated by the Board of Directors and does not include any other matters relating to the election of directors, including, without limitation, the election of directors nominated by any stockholder of the Company.

The Board of Directors of Washington Federal has fixed November 27, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

By Order of the Board of Directors

Edwin C. Hedlund

Executive Vice President and

Secretary

December 11, 2009

Seattle, Washington

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 20, 2010

This Proxy Statement relating to the 2010 Annual Meeting of Stockholders and the Annual Report to Stockholders for the year ended September 30, 2009 are available for viewing, printing and downloading at www.washingtonfederal.com.

WASHINGTON FEDERAL, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

January 20, 2010

This Proxy Statement is furnished to the holders of the common stock, $1.00 par value per share (“Common Stock”), of Washington Federal, Inc. (“Washington Federal” or the “Company”), the parent holding company for Washington Federal Savings, a federally-chartered savings association, in connection with the solicitation of proxies by the Board of Directors of the Company, to be used at the Annual Meeting of Stockholders to be held at The Seattle Sheraton Hotel, 6th & Pike, Seattle, Washington, on Wednesday January 20, 2010, at 2:00 p.m., Pacific Time, and at any adjournment thereof (the “Annual Meeting”), for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 11, 2009.

The proxy solicited hereby, if properly signed and returned and not revoked prior to its use, will be voted in accordance with the instructions provided. If no instructions are specified, the proxy will be voted FOR the persons nominated to be directors by the Board of Directors, FOR the ratification of the appointment of Deloitte & Touche LLP as independent registered public accountants for fiscal 2010 and, upon the transaction of such other business as may properly come before the Annual Meeting, in accordance with the best judgment of the persons appointed as proxies. Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting.

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing written notice with the Secretary of Washington Federal (Edwin C. Hedlund, Washington Federal, Inc., 425 Pike Street, Seattle, Washington 98101); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and notifying the Secretary of his or her intention to vote in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

The Company’s fiscal year end is September 30. All references to 2009 and 2008 represent amounts as of September 30, 2009 and September 30, 2008, or activity for the fiscal years then ended, respectively.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

Only stockholders of record at the close of business on November 27, 2009 (the “Voting Record Date”) will be entitled to vote at the Annual Meeting. On the Voting Record Date, 112,379,300 shares of Common Stock were issued and outstanding and the Company had no other class of equity securities issued and outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on matters other than the election of directors, for which cumulative voting is permitted, as discussed below under “Information with Respect to Nominees for Director, Directors Whose Terms Continue and Executive Officers.” A majority of the votes entitled to be cast by stockholders on a matter represented in person or by proxy is necessary to constitute a quorum.

Vote Required

The election of the Company’s directors requires a plurality of the votes represented in person or by proxy at the Annual Meeting. The proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accountants and any other business that properly may come before the Annual Meeting require that the votes cast in favor of such proposals exceed the votes cast against such proposals.

Effect of an Abstention and Broker Non-Votes

A stockholder who abstains from voting on any or all proposals and broker non-votes will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or any other proposal. Consequently, abstentions will have no effect on the vote required to approve the nominees for director or the other proposals being considered at the Annual Meeting.

Banks, brokers or other nominees who hold shares of our common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner of the shares at least ten days prior to the Annual Meeting. A broker non-vote occurs when a bank, broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting.

If you are a beneficial owner and you do not provide the bank, broker or other nominee that holds your shares with voting instructions, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Banks, brokers and other nominees have the discretion to vote on routine matters, such as the ratification of the selection of our independent registered public accounting firm (Proposal 2), but do not have discretion to vote on non-routine matters such as the election of directors (Proposal 1). Therefore, if you do not provide voting instructions to your bank, broker or other nominee, your bank, broker or other nominee may only vote your shares on Proposal 2 and any other routine matters properly presented for a vote at the Annual Meeting. A broker non-vote will not affect the outcome of the vote on either Proposal 1 or Proposal 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of October 1, 2009 with respect to: any person or entity known by Washington Federal to be the beneficial owner of 5% or more of the issued and outstanding Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage Ownership
Fidelity Management & Research	7,744,830	(2)	6.90%
82 Devonshire Street Boston, Massachusetts
Perkins Investment Management LLC	6,389,283	(3)	5.69%
311 S. Wacker Dr. Suite 6000 Chicago, Illinois

(1)	Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), a person is considered to beneficially own shares of Common Stock if he or she has or shares: (i) voting power, which includes the power to vote, or direct the voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after October 1, 2009 are considered outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not considered outstanding when computing the percentage ownership of each other person. Except as indicated in the footnotes to this table, each stockholder named in the table has sole voting and investment power for the shares shown as beneficially owned by them.
(2)	As disclosed on form 13F filed with the SEC, Fidelity Management & Research has sole power to vote 7,744,830 shares and sole power to dispose of 7,744,830 shares.
(3)	As disclosed on form 13F filed with the SEC, Perkins Investment Management LLC has sole power to vote 6,389,283 shares and sole power to dispose of 6,389,283 shares.

The following table sets forth information regarding the beneficial ownership by shares of Common Stock by each of the (i) directors, (ii) executive officers named in the Summary Compensation Table, and (iii) all directors and executive officers as a group.

Name	Title	Number of Shares of Common Stock Owned Directly or Indirectly as of October 1, 2009(1)(2)		Percentage Ownership
Derek L. Chinn	Director	224,777		*
Thomas J. Kelley	Director	11,185		*
Barbara L. Smith	Director	3,000		*
Anna C. Johnson	Director	15,190		*
Thomas F. Kenney	Director	12,442		*
Charles R. Richmond	Director	59,670	(3)	*
John F. Clearman	Director	15,640		*
James J. Doud, Jr.	Director	9,927		*
H. Dennis Halvorson	Director	23,246		*
Roy M. Whitehead	Chairman, President and Chief Executive Officer	233,169	(4)	*
Brent J. Beardall	Executive Vice President and Chief Financial Officer	72,746	(5)	*
Linda S. Brower	Executive Vice President	64,055	(6)	*
Edwin C. Hedlund	Executive Vice President and Secretary	143,650	(7)	*
Jack B. Jacobson	Executive Vice President	108,686	(8)	*
All Directors and Executive Officers as a group (16 persons)		1,014,649	(9)	*

*	Less than one percent
(1)	Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (i) voting power, which includes the power to vote or direct the voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after October 1, 2009 are considered outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not considered outstanding when computing the percentage ownership of each other person. Except as indicated in the footnotes to this table, each stockholder named in the table below has sole voting and investment power for the shares shown as beneficially owned by them. Unless otherwise specified, the address for each director or executive officer is care of the Company at its principal office.

(2)	Based on information furnished by the respective directors and executive officers. The percentage of outstanding shares of Common Stock is based on the 112,250,748 shares of Common Stock issued and outstanding on October 1, 2009, plus options to purchase shares of Common Stock that are exercisable by a director prior to November 29, 2009.
(3)	Mr. Richmond’s ownership includes options to purchase 20,492 shares of Common Stock.
(4)	Mr. Whitehead’s ownership includes 23,000 shares of unvested restricted Common Stock, options to purchase 104,747 shares of Common Stock and 17,738 shares of Common Stock that are held in the Retirement Plan.
(5)	Mr. Beardall’s ownership includes 14,143 shares of unvested restricted Common Stock, options to purchase 38,109 shares of Common Stock, and 9,198 shares of Common Stock held in the Retirement Plan.
(6)	Ms. Brower’s ownership includes 14,143 shares of unvested restricted Common Stock, options to purchase 29,044 shares of Common Stock, and 7,776 shares of Common Stock held in the Retirement Plan. As noted previously, Ms. Brower, as trustee of the Retirement Plan, may be deemed to beneficially own the shares held by the Plan that are not included in the table other than to the extent of Ms. Brower’s interest in the Retirement Plan.
(7)	Mr. Hedlund’s ownership includes 11,500 shares of unvested restricted Common Stock, options to purchase 65,107 shares of Common Stock, and 26,943 shares of Common Stock held in the Retirement Plan.
(8)	Mr. Jacobson’s ownership includes 11,500 shares of unvested restricted Common Stock, options to purchase 51,322 shares of Common Stock, and 19,610 shares of Common Stock held in the Retirement Plan.
(9)	The percentage of outstanding shares of Common Stock is based on the shares of Common Stock issued and outstanding on October 1, 2009, plus options to purchase 308,821 shares of Common Stock that are exercisable by current and former executive officers as a group prior to November 29, 2009. Includes an aggregate of 81,764 shares held by the Washington Federal Savings Profit Sharing Retirement and Employee Stock Ownership Plan (the “Retirement Plan”) for the benefit of executive officers of Washington Federal. Directors, unless current or former employees of Washington Federal, do not participate in the Retirement Plan. The Retirement Plan is a qualified, defined contribution profit sharing and employee stock ownership plan maintained for all eligible employees of Washington Federal that invests primarily in certificates of deposit and similar instruments issued by Washington Federal Savings and other financial institutions. As an alternative to the aforementioned investments, employees have the option of directing vested balances to a variety of mutual funds. The shares of Common Stock of Washington Federal held by the Retirement Plan are voted by the trustees of such plan at their discretion, but the disposition of such shares can be directed only by the employee to whose account the shares are allocated. The trustees of the Retirement Plan are Linda Brower, Mike Bush and Robert Zirk, all of whom are employees of Washington Federal Savings.

PROPOSAL ONE: ELECTION OF DIRECTOR NOMINEES

General

The Restated Articles of Incorporation of Washington Federal provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The number of directors currently authorized by Washington Federal’s Bylaws is ten.

Pursuant to Washington Federal’s Restated Articles of Incorporation, at each election of directors every stockholder entitled to vote has the right to vote, in person or by proxy, the number of shares owned by him or her for as many persons as there are directors to be elected, or to cumulate his or her votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of his or her shares shall equal, or by distributing such votes on the same principle among any number of candidates. In the event that cumulative voting is in effect, it is the intention of the persons named in the accompanying proxy to vote cumulatively for the election as directors the nominees listed in the table that follows.

At the Annual Meeting, stockholders of Washington Federal will be asked to elect three directors of Washington Federal for a three-year term and until their successors are elected and qualified. The Board of Directors, upon the recommendation of the Nominating Committee, has nominated Derek L. Chinn, Thomas J. Kelley and Barbara L. Smith to a three-year term. Each of the nominees currently serve as directors of Washington Federal. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of Washington Federal by blood, marriage or adoption.

If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of Washington Federal. Alternatively, under such circumstances, the Board of Directors of Washington Federal may reduce the number of directors of Washington Federal. Washington Federal knows of no reason why any of the nominees may not be able to serve as director if elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE DIRECTOR NOMINEES LISTED BELOW

Information with Respect to Nominees for Director and Continuing Directors

The following tables set forth information relating to continuing directors of Washington Federal and the nominees for election as directors.

Nominees for Three-Year Term Expiring In 2013

Name	Age	Positions with Washington Federal and Principal Occupation During Past Five Years	Director Since
Derek L. Chinn	61	Director; retired since September 2003, former Chairman, President and Chief Executive Officer of United Savings and Loan Bank.	2003
Thomas J. Kelley	61	Director; Faculty at Albers School of Business, Seattle University since September 2002. Former Moscow Office Managing Partner Arthur Andersen.	2005
Barbara L. Smith	60	Director; Owner Barbara Smith Consulting.	2007

Directors with Terms Expiring In 2011

Name	Age	Positions with Washington Federal and Principal Occupation During Past Five Years	Director Since
Anna C. Johnson	58	Director; Senior Partner of Scan East West Travel, a travel agency.	1995
Thomas F. Kenney	58	Director; Vice President of Finance and Principal Financial Officer of Haggen, Inc., a retail grocer, 1996 — present.	2003
Charles R. Richmond	70	Director; Director of Real Estate of Washington Federal since December 2002, former Executive Vice President and Secretary of Washington Federal.	1995

Directors with Terms Expiring In 2012

Name	Age	Positions with Washington Federal and Principal Occupation During Past Five Years	Director Since
John F. Clearman	72	Director; retired, former Chief Financial Officer of Milliman USA Inc.; former President and Chief Executive Officer of N.C. Machinery Co.	1996
James J. Doud, Jr.	71	Director; Business Consultant, former Executive Vice President and Chief Operating Officer of Matthew G. Norton Co.	2008
H. Dennis Halvorson	70	Director; retired, former President and Chief Executive Officer of United Bank, a Savings Bank.	1996
Roy M. Whitehead	57	Chairman, President and Chief Executive Officer of Washington Federal.	1999

Executive Officers

The following table sets forth information concerning the current executive officers of Washington Federal. Executive officers of the Company are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified.

Name	Age	Positions with Washington Federal and Principal Occupation During Past Five Years
Brent J. Beardall	38	Executive Vice President and Chief Financial Officer since October 2007; Senior Vice President and Chief Financial Officer from October 2003 to October 2007.
Linda S. Brower	56	Executive Vice President since 2003.
Rick J. Collette	62	Executive Vice President since February 2008; Executive Vice President with First Mutual Bank from February 2001 to February 2008
Edwin C. Hedlund	53	Executive Vice President and Secretary since 1999.
Jack B. Jacobson	59	Executive Vice President since 2001.
Mark A. Schoonover	51	Executive Vice President and Chief Credit Officer since March 2008; Senior Vice President & Chief Credit Officer from October 2007 to March 2008; Chief Credit Officer with Cobalt Mortgage from January 2006 to August 2007; and Senior Vice President with Washington Mutual from April 1999 to August 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, Washington Federal’s directors and executive officers and any persons holding 10% or more of the outstanding Common Stock must report their ownership of Washington Federal’s securities and any changes in that ownership to the SEC by specific dates. Washington Federal believes that during the fiscal year ended September 30, 2009 all of these filing requirements were satisfied by its directors and executive officers. In making the foregoing statement, Washington Federal has relied in part on representations of its directors and executive officers and copies of the reports that they have filed with the SEC.

CORPORATE GOVERNANCE

The Board of Directors and Its Committees

The Board of Directors of Washington Federal held a total of thirteen meetings during the last fiscal year. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors held during his or her tenure in office during the last fiscal year or the total number of all meetings held by all committees of the Board of Directors on which he or she served during such year. Although Washington Federal does not have a formal policy regarding attendance by directors at annual meetings of stockholders, directors are expected to attend such meetings. At the 2009 Annual Meeting all directors were present.

The Board of Directors has established various committees, including an Executive Committee, an Audit Committee, a Nominating Committee, a Compliance Committee and a Compensation Committee. The Board of Directors has affirmatively determined that a majority of the Washington Federal directors are independent pursuant to the listing requirements of the Nasdaq Stock Market LLC (“NASDAQ”). The current independent directors are Mr. Halvorson, our Lead Independent Director, Ms. Johnson, Ms. Smith and Messrs. Chinn, Clearman, Doud, Kelley and Kenney. The Lead Independent Director coordinates the activities of the non-management directors and acts as the principal liaison between the independent directors of the Board and the Chairman of the Board. The independent directors held two regularly scheduled executive sessions during the past fiscal year. The Board of Directors also has affirmatively determined that each member of the Audit Committee, Compensation Committee and the Nominating Committee of the Board of Directors is independent within the meaning of applicable laws and regulations and the listing requirements of NASDAQ.

The Board of Directors selects certain members to serve on its Executive Committee. The present Executive Committee consists of Messrs. Whitehead, Chairman, Clearman, Halvorson and Richmond. The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of Washington Federal between board meetings unless otherwise provided by the Bylaws of Washington Federal. The Executive Committee did not meet during the last fiscal year.

The Board of Directors has a standing Audit Committee with a written charter. A copy of the Audit Committee Charter is available on Washington Federal’s website at www.washingtonfederal.com. The Audit Committee consists of Messrs. Clearman, Chairman, Kelley and Kenney. The Board has determined that Chairman Clearman as well as Messrs. Kenney and Kelley are “audit committee financial experts”, as defined by SEC regulation. The Audit Committee met on seven occasions during the last fiscal year. The Audit Committee’s primary responsibilities include review of all financial reports, oversight of the internal audit function, appointment of independent auditors, pre-approval of all services performed by the independent registered public accountants and review of all related party transactions.

The Board of Directors has a standing Compensation Committee consisting of Mr. Halvorson, Chairman, Mr. Chinn, Ms. Johnson and Ms. Smith. No member of the Compensation Committee has served as an officer or an employee of Washington Federal or Washington Federal Savings during the past five years. The Compensation Committee studies personnel and compensation recommendations made by the Chief Executive Officer and makes recommendations to the Board of Directors. Further, the Compensation Committee is authorized to act under Washington Federal’s stock benefit plans to grant stock options and restricted shares. The Compensation Committee met twice during the last fiscal year. The Compensation Committee does not have a written charter.

The Board of Directors has appointed three of its members to serve as a Nominating Committee in connection with the election of directors. The Nominating Committee has a written charter which is available on Washington Federal’s website at www.washingtonfederal.com. For the present Annual Meeting, the Board of Directors appointed Ms. Johnson, Chairman, and Messrs. Clearman, Chinn and Doud to serve on the Nominating Committee. The Nominating Committee met once during the last fiscal year. The primary responsibilities of the Nominating Committee are to evaluate and make recommendations to the Board of Directors for the election of directors.

The Board of Directors has appointed three of its members to serve as a Compliance Committee. The Board of Directors appointed Mr. Kelley, Chairman, Mr. Richmond and Ms. Smith to serve on the Compliance Committee. The Compliance Committee met once during the last fiscal year. The primary responsibility of the Compliance Committee is to ensure compliance with all applicable laws and regulations.

Selection of Nominees for the Board

The Nominating Committee considers candidates for director suggested by its members and other directors of Washington Federal, as well as management and stockholders. The Nominating Committee also may solicit prospective nominees. In addition, nominees for election as director may be obtained in connection with acquisitions by Washington Federal. A stockholder who desires to recommend a prospective nominee for the Board of Directors should notify Washington Federal’s Secretary or any member of the Nominating Committee in writing with whatever supporting material the stockholder considers appropriate. The Nominating Committee also considers whether to nominate any person nominated pursuant to the provision of Washington Federal’s Bylaws relating to stockholder nominations, which is described under “- Stockholder Nominations” below. The Nominating Committee has the authority to retain a third-party search firm to identify or evaluate, or assist in identifying and evaluating, potential nominees if it so desires, although it has not done so to date.

Director Qualifications

In making recommendations for nominees to the Board of Directors, the Nominating Committee reviews and considers the qualifications, strengths and abilities of the potential candidates for nomination, including new candidates that may be identified from time to time through the Company’s internal search and review procedures or as a result of stockholder recommendations. In deciding whether to recommend the re-nomination of an incumbent director whose term is expiring at an upcoming meeting or the nomination of new directors who previously served as officers of Washington Federal, the Nominating Committee considers their prior performance as directors and officers of the Company in addition to the candidates’ other qualifications. For new candidates, the review process may require additional evaluation and consideration.

The Nominating Committee works with the Board of Directors on an ongoing basis in identifying the particular qualities and abilities that Washington Federal seeks in its directors generally, and the mix of experience, expertise and attributes, that are sought or required for the Board as a whole. Desirable personal qualities include integrity, business acumen and industry knowledge. All candidates for nomination are evaluated against these target qualities and attributes, as well as the Board of Directors’ particular needs at the time.

Stockholder Nominations

Pursuant to Article IV, Section 4.15 of Washington Federal’s Bylaws, stockholders of Washington Federal may nominate persons for election to the Board of Directors by submitting such written nominations to the Secretary of Washington Federal at least ninety (90) days prior to the anniversary date of the mailing of proxy materials by Washington Federal in connection with the immediately preceding Annual Meeting of Stockholders of Washington Federal. The Secretary of the Company will promptly forward any such nominations to the Nominating Committee. Such stockholder’s notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of Washington Federal entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (e) the consent of each nominee to serve as a director of Washington Federal, if elected. Once the Nominating Committee receives the nomination of a candidate and the candidate has complied with the minimum procedural requirements set forth in the Company’s Bylaws, such candidacy will be evaluated and a recommendation with respect to such candidate will be delivered to the Board of Directors. If a nomination is made in accordance with applicable requirements, then ballots will be provided for use by stockholders at the stockholder meeting bearing the name of such nominee or nominees. No nominations for election as a director at the Annual Meeting were submitted to Washington Federal in accordance with the foregoing requirements.

Communications with the Board of Directors

The Board of Directors provides to every stockholder the ability to communicate with the Board of Directors as a whole and with individual directors on the Board of Directors. Stockholders who wish to do so may send written communications to the following address: Board of Directors-Stockholder Communications, c/o Corporate Secretary, 425 Pike Street, Seattle, Washington 98101. The Corporate Secretary will forward such communications to the director or directors to whom they are addressed.

Code of Conduct and Ethics

Washington Federal maintains a Director and Employee Code of Ethics that covers all directors, officers and employees of Washington Federal and its subsidiaries. The Code of Ethics requires, among other things, that the directors, officers and employees exhibit and promote the highest standards of honest and ethical conduct; avoid conflicts of interest; comply with laws, rules and regulations; and otherwise act in the best interest of Washington Federal. In addition, Washington Federal maintains a separate Code of Ethics for Senior Financial Officers that imposes specific standards of conduct on persons with financial reporting responsibilities at Washington Federal. Each senior financial officer of Washington Federal, including its Chief Executive Officer and Chief Financial Officer, is required to annually certify in writing his or her compliance during the prior year with the Code of Ethics for Senior Financial Officers. A copy of the Director and Employee Code of Ethics and Code of Ethics for Senior Financial Officers can be viewed on Washington Federal’s website at www.washingtonfederal.com.

REPORT OF THE AUDIT COMMITTEE

The following “Report of the Audit Committee” shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 (“Securities Act”), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2009 with management. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement of Auditing Standards No. 61, “Communication with Audit Committees” and Rule 2-07 “Communication with Audit Committees,” as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent registered public accountants their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

AUDIT COMMITTEE

John F. Clearman, Chairman

Thomas J. Kelley

Thomas F. Kenney

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Washington Federal’s Board of Directors approves all policies that govern executive compensation, which are then administered by the Compensation Committee, including the following activities:

•	Establishing and reviewing executive base salaries;

•	Overseeing Washington Federal’s annual incentive compensation plan;

•	Overseeing Washington Federal’s long-term equity-based compensation plans;

•	Approving all bonuses and awards distributed under these plans; and

•

Reviewing all compensation decisions for executive officers with the Board of Directors, including those for the Chief Executive Officer and the other officers named in the Summary Compensation Table on page 23 (referred to as the “Named Executive Officers”).

On behalf of the Board of Directors, the Compensation Committee seeks to assure that compensation paid to the named executive officers is fair, reasonable and competitive, and is linked to protecting and increasing stockholder value.

Executive Compensation Philosophy

Maintaining an effective executive compensation and benefits program is deemed important to advancing the financial performance of Washington Federal. The following core principles are used to guide decisions regarding these programs:

•	The interests of executives should be aligned with those of the Company’s stockholders through potential stock ownership;

•	Rewards should be linked to company-wide and individual performance;

•	Incentives are to be provided to promote the achievement of successful annual results as a step toward fulfilling long-term operating goals and strategic objectives;

•	The structure of executive officers’ compensation should align with short-term and long-term goals and objectives;

•	Executive compensation must be sufficient to ensure that the Company is able to attract, retain and motivate top performing executive officers; and

•	Executive compensation should be perceived to be fair by all parties with interests in the Company’s success.

The Board of Directors and its Compensation Committee of Washington Federal believe that implementing an executive compensation and benefits program that is focused on achieving these core principles will benefit the Company, and ultimately its stockholders, by helping attract and retain highly qualified and industry-experienced executives.

To balance objectives, the Board of Directors and its Compensation Committee have determined that the Company’s executive compensation program should use the following elements:

•	Base salary, to provide a fixed compensation level sufficient to attract and retain qualified executives;

•	An annual incentive compensation plan, to reward short-term performance against specific financial targets;

•	A long-term equity incentive compensation program to link management incentives to stockholder return;

•	Retirement benefits to provide security and to reward executive officers for their contribution to the Company’s success over the course of their careers; and

•	Other benefits, including perquisites, necessary to maintain a healthy, motivated leadership team and to enable the productivity of executive officers.

Role of the Compensation Committee

The Compensation Committee is responsible for, among other things, developing executive compensation policies for approval by the Board of Directors. As part of its responsibilities, the Compensation Committee reviews and establishes compensation for all of the executive officers of Washington Federal, including the Named Executive Officers, and reviews their decisions with the Board of Directors as appropriate.

The Compensation Committee is comprised entirely of directors who meet the independence requirements as defined by applicable NASDAQ rules, are deemed a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and satisfy the requirements of an “outside director” for purposes of Section 162(m)(4)(C) of the Internal Revenue Code. The Compensation Committee is comprised of the following individuals: Mr. Halvorson, Chairman, Mr. Chinn, Ms. Johnson, and Ms. Smith.

A key objective of the Compensation Committee is to further the core compensation principles described above through a compensation structure comprised of base salary and long-term and short-term incentive-based compensation. Since a meaningful part of total compensation is incentive based, a direct link is established between executive compensation and the long-term performance of Washington Federal.

The Compensation Committee met two times during the year ended September 30, 2009. In making its recommendations to the Board of Directors, the Compensation

Committee reviewed relevant market data on the financial performance of both national and regional financial institutions, specifically banks and thrifts, which the Company views as its peer group. Such data are used as points of reference, but are not the deciding factor in establishing appropriate compensation for executive officers of Washington Federal, due to the wide variety of circumstances, financial performance, geography, and business plans of the peer group institutions.

The Compensation Committee has the authority to directly engage outside consultants, although it has not done so.

Total Compensation

Total executive compensation is tied to performance and is structured to ensure focus on financial results, stockholder return, individual performance, and the responsibility and experience of executive officers. Based on analysis, the total compensation paid and earned by the Named Executive Officers in Fiscal 2009 was consistent with Washington Federal’s financial performance, the individual performance of each Named Executive Officer, the responsibilities and experience of Named Executive Officers and stockholder return. The Board of Directors and its Compensation Committee believes that total executive compensation was reasonable in its totality and consistent with the compensation philosophies as described above.

In light of the Company’s compensation philosophy, the Board of Directors and its Compensation Committee have determined that the total compensation package for Named Executive Officers should continue to consist of base salary, annual cash incentive compensation, long-term equity-based incentive compensation, benefit plans and certain other perquisites.

Elements of Compensation

Base Salary

Base salaries for executive officers are determined based on job responsibilities, level of experience and individual performance. In making its recommendations to the Board of Directors, the Compensation Committee reviews market data with respect to the Company’s Peer Group to assess the competitiveness of the base salary of the Named Executive Officers as well as other senior officers. Such information is used as a point of reference; however, it is not the deciding factor in establishing appropriate base salaries due to the lack of precise comparability.

Merit pay adjustments to base salary are considered annually for each executive officer. When making adjustments to the base salary of the Chief Executive Officer, the Compensation Committee considers the job performance and contribution to the successful operation of Washington Federal by the Chief Executive Officer. When making adjustments to the base salaries of the other Named Executive Officers, the Compensation Committee relies upon the recommendation of the Chief Executive Officer. Executive base salaries are intended to be at levels that will attract, retain and motivate the necessary management expertise to successfully execute the Company’s business plan, but are not targeted at specific levels.

For 2009, Messrs. Beardall, Hedlund, Jacobson, Whitehead and Ms. Brower received increases in the range of 1% to 2% in their base salaries. The salary increases for the named executive officers were reflective of their individual performance and the Company’s objectives regarding the level of base salaries paid to Company executives as described above. Base salaries paid to Messrs. Beardall, Hedlund, Jacobson, Whitehead and Ms. Brower represented 54%, 58%, 58%, 52% and 52%, respectively, of their total [cash] compensation.

Annual Incentive Compensation

An annual incentive compensation program has been established for all employees, including the Named Executive Officers. Eligibility for the annual incentive program is restricted only by excluding employees that are not in good standing with the Company. All Named Executives Officers were in good standing and are in good standing with Washington Federal. Consistent with the overall compensation philosophy of linking incentive awards to company-wide and individual performance, the incentive plan is designed to provide performance-based annual cash compensation based on the achievement of annual performance targets approved by the Board of Directors. For 2009, the bonus plan for the Named Executives Officers was based on net income produced by the Company, plus a special discretionary performance award for the CEO. Based on predetermined targets, the Named Executive Officers can earn a performance bonus ranging from 0 to 50% of base compensation as defined.

During 2009 only one Named Executive Officers earned a bonus that was 21% of eligible compensation for the year. All other Named Executive Officers did not earn a bonus during 2009. Mr. Whitehead received a cash bonus of $100,000 in Fiscal 2009 for his leadership of the Company during the acquisition of First Mutual, in February 2008.

Long-Term Incentives

In the past, certain executive officers, including the Named Executive Officers, have been granted restricted stock and stock option awards by the Board of Directors, pursuant to Company’s equity based compensation plans. The Company has two equity based compensation plans: the 1994 Stock Option and Stock Appreciation Rights Plan and the 2001 Long-Term Incentive Plan. Both plans are substantially similar and have been previously approved by the Company’s stockholders. Stock option awards made to date have had an exercise price equal to the fair market value of a share of stock on the grant date of the award. Stock option awards and restricted stock awards vest pro rata over a four to seven year period. In 2009, the Named Executive Officers received an award of restricted stock but no awards of stock options.

The Board of Directors believes that these long-term incentive awards help align the interests of Washington Federal’s executives with those of its stockholders through potential stock ownership. Although there are no definitive plans for future awards to the Named Executive Officers, the Compensation Committee and the Board of Directors consider stock awards to be a key piece of executive compensation and reviews the appropriateness of such awards annually in light of performance.

Employment and Change in Control Agreements

The Company does not have any employment agreements in place with any Named Executive Officer. Upon a change in control of the company, each unvested equity instrument previously awarded to the Named Executive Officers would become fully vested. No other change of control agreements are in place for the Named Executive Officers.

Perquisites

In 2009, perquisites were provided to certain executive and senior officers. Perquisites are given to executive and senior officers based upon their role in the company and the business advantage gained by the use of perquisites. In 2009, we provided the following perquisites to the Named Executive Officers:

•

Messrs. Beardall, Hedlund, Jacobson, Whitehead and Ms. Brower were provided memberships to an athletic club that was also used for business-related entertainment. The cost to the Company of each membership was approximately $2,500.

•	The Company provided either an automobile or an automobile allowance. The related compensation is included in the Summary Compensation Table as “Other Compensation”.

Retirement Benefits

In addition to the above, the Company maintains the following plans that provide, or may provide, compensation to the Named Executive Officers. The Compensation Committee considers all of these plans and benefits when reviewing total compensation for executive officers and in making its recommendations to the Board of Directors.

Retirement Plans

The Washington Federal Profit Sharing Retirement Plan (“PSRP”), is a defined contribution plan in which all employees with over 1,000 hours worked are eligible to participate. Historically, the Company has contributed 11% of an employees’ eligible base salary into the plan on his or her behalf. During 2009, the Company contributed 11% of each Named Executive Officer’s eligible base salary. These amounts are included in the Summary Compensation Table under “All Other Compensation”. Amounts exceeding IRS ‘Top-Heavy” rules are paid directly to the affected executive on a pre-tax basis. Company contributions vest ratably over six years.

The PSRP also contains an Employee Stock Ownership Plan (“ESOP”) in which employees can purchase Washington Federal, Inc. common stock at the market price twice per year with vested company contributions and/or with their own individual contributions. No compensation is associated with the ESOP as the price is established at the market price, as permitted under Statement of Financial Accounting Standards 123(R) (“FAS 123R”).

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this Proxy Statement with management and, based on such review and discussion, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

In compliance with the Emergency Economic Stabilization Act of 2009, the Compensation Committee together with the Company’s Senior Risk Officers evaluated the compensation and incentive arrangements for the Named Executive Officers and has determined that such arrangements do not encourage the taking of unnecessary and excessive risk.

No portion of this Compensation Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

Members of the Compensation Committee

H. Dennis Halvorson, Chairman

Derek L. Chinn

Anna C. Johnson

Barbara L. Smith

Summary Compensation Table

The following table sets forth for each of the Named Executive Officers: (1) the dollar value of base salary and bonus earned during the year ended September 30, 2009; (2) the dollar value of the compensation cost of all stock and option awards recognized over the requisite service period, computed in accordance with FAS 123R; (3) the dollar value of earnings for services pursuant to awards granted during the year under non-equity incentive plans; (4) the change in pension value and non-qualified deferred compensation earnings during the year; (5) all other compensation for the year; and (6) the dollar value of total compensation for the year. The Named Executive Officers are the Company’s principal executive officer, principal financial officer, and the three other most highly compensated executive officers as of September 30, 2009 (each of whose total cash compensation exceeded $100,000 for fiscal year 2009).

Summary Compensation Table

Name and Principal Position:	Year	Salary	Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Comp.(2)	Change in Pension and Non Qualified Deferred Comp. Earnings	All Other Comp.(3)	Total
Roy M. Whitehead Chairman, President and Chief Executive Officer	2009	$468,000	$167,148	$70,763	$100,000	$—	$91,937	$897,848
	2008	465,000	113,174	88,520	50,418	—	91,197	808,309
	2007	444,000	87,808	64,234	53,106	—	79,464	728,612

Brent J. Beardall Executive Vice President and Chief Financial Officer	2009	201,000	89,944	31,795	—	—	47,252	369,991
	2008	196,500	60,757	34,162	65,439	—	45,242	402,100
	2007	176,500	50,274	26,077	23,094	—	38,597	314,542

Linda S. Brower Executive Vice President	2009	192,000	89,944	39,568	—	—	48,302	369,814
	2008	189,000	63,398	39,568	65,259	—	47,563	404,788
	2007	173,750	50,274	27,424	22,686		37,882	312,016

Edwin C. Hedlund Executive Vice President and Secretary	2009	231,000	83,574	35,381	—	—	47,728	397,683
	2008	229,500	56,587	44,260	67,577	—	46,439	444,363
	2007	223,750	43,904	32,117	26,622	—	40,457	366,850

Jack B. Jacobson Executive Vice President	2009	231,000	83,574	35,381	—	—	46,028	395,983
	2008	229,500	56,587	44,260	67,577	—	45,390	443,314
	2007	220,000	64,004	32,117	27,314	—	40,738	384,173

(1)	These amounts reflect the dollar value of the compensation cost of all outstanding stock awards or option awards recognized over the requisite service period, computed in accordance with FAS 123R. The assumptions made in valuing the stock awards are included under the caption “Stock Option Plans” in Note L of Notes to Consolidated Financial Statements in the 2009 Annual Report on Form 10-K and such information is incorporated herein by reference.
(2)	Represents cash incentives earned under the Short Term Incentive Compensation Plan.

(3)	Further description of the amounts set forth under “All Other Compensation” for fiscal 2009 are set forth in the table below.

Name and Principal Position:	Year	Company PSRP Contribution	Dividends on Unvested Restricted Stock	Auto	Total Other Comp.
Roy M. Whitehead, Chairman, President and Chief Executive Officer	2009	$66,152	$15,479	$10,306	$91,937

Brent J. Beardall, Executive Vice President and Chief Financial Officer	2009	30,059	10,127	7,066	$47,252

Linda S. Brower, Executive Vice President	2009	29,069	10,127	9,106	$48,302

Edwin C. Hedlund, Executive Vice President and Secretary	2009	32,745	7,740	7,243	$47,728

Jack B. Jacobson, Executive Vice President	2009	32,745	7,740	5,543	$46,028

GRANTS OF PLAN-BASED AWARDS TABLE

FOR THE 2009 FISCAL YEAR

The following table sets forth certain information with respect to grants of plan-based awards for the year ended September 30, 2009 to the Named Executive Officers. Grants of equity incentive plan awards to each Named Executive Officer were made pursuant to the 2001 Plan. There can be no assurance that the Grant Date Fair Value of the Stock Awards and Stock Options listed below will ever be realized.

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			Restricted Stock Awards #	Option Awards #	Closing Price on Grant Date	Vesting Term (in yrs)
		Threshold $	Target $	Maximum	Threshold $	Target $	Maximum
Whitehead	10/21/2008	—	—	—	—	—	—	10,000	—	16.03	5
Beardall	10/21/2008	—	—	—	—	—	—	5,000	—	16.03	5
Brower	10/21/2008	—	—	—	—	—	—	5,000	—	16.03	5
Hedlund	10/21/2008	—	—	—	—	—	—	5,000	—	16.03	5
Jacobson	10/21/2008	—	—	—	—	—	—	5,000	—	16.03	5

Outstanding Equity Awards at Year End

The following table sets forth information on outstanding option and stock awards held by the Named Executive Officers at September 30, 2009, including the number of shares underlying both exercisable and unexercisable portions of each stock option, as well as the exercise price and expiration date of each outstanding option.

Outstanding Equity Awards at September 30, 2009

	Grant Date	# of Years Vesting	Option Awards
			# Options			Option Exercise Price	Option Expiration Date
			Exercisable	Unexercisable	Unearned
Whitehead	12/13/99	5	8,537	—	—	11.72	12/13/09
Whitehead	10/19/01	3	43,923	—	—	15.13	10/19/11
Whitehead	10/24/03	6	48,399	—	—	21.24	10/24/13
Whitehead	02/13/06	6	11,426	8,574	—	22.91	02/13/16
Whitehead	03/26/07	5	5,000	15,000	—	23.75	03/26/17
Whitehead	03/24/08	5	—	40,000	—	24.03	03/24/18
Beardall	04/20/01	7	7,320	—	—	16.69	04/20/11
Beardall	10/19/01	7	5,856	—	—	15.13	10/19/11
Beardall	10/24/03	6	18,149	—	—	21.24	10/24/13
Beardall	02/13/06	7	5,713	4,287	—	22.91	02/13/16
Beardall	03/26/07	5	2,500	7,500	—	23.75	03/26/17
Beardall	03/24/08	5	—	20,000	—	24.03	03/24/18
Brower	01/30/03	3	7,742	—	—	17.79	01/30/13
Brower	10/24/03	6	18,149	—	—	21.24	10/24/13
Brower	02/13/06	7	5,713	4,287	—	22.91	02/13/16
Brower	03/26/07	5	2,500	7,500	—	23.75	03/26/17
Brower	03/24/08	5	—	20,000	—	24.03	03/24/18
Hedlund	12/13/99	5	17,007	—	—	11.72	12/13/09
Hedlund	10/19/01	3	21,961	—	—	15.13	10/19/11
Hedlund	10/24/03	6	24,199	—	—	21.24	10/24/13
Hedlund	02/13/06	7	5,713	4,287	—	22.91	02/13/16
Hedlund	03/26/07	5	2,500	7,500	—	23.75	03/26/17
Hedlund	03/24/08	5	—	20,000	—	24.03	03/24/18
Jacobson	12/13/99	7	3,221	—	—	11.72	12/13/09
Jacobson	10/19/01	3	21,961	—	—	15.13	10/19/11
Jacobson	10/24/03	6	19,489	4,710	—	21.24	10/24/13
Jacobson	02/13/06	7	5,713	4,287	—	22.91	02/13/16
Jacobson	03/26/07	5	2,500	7,500	—	23.75	03/26/17
Jacobson	03/24/08	5	—	20,000	—	24.03	03/24/18

	Grant Date	# of Years Vesting	Stock Awards
			# of Shares of Unvested Restricted Stock	$ Market Value of Unvested Restricted Stock	Equity Plan Awards Unearned # Shares	Equity Plan Awards Unearned $ Market Value
Whitehead	12/13/02	7	1,000	16,860	—	—
Whitehead	12/13/03	7	2,000	33,720	—	—
Whitehead	12/13/06	7	10,000	168,600	—	—
Whitehead	10/21/08	5	10,000	168,600	—	—
Beardall	12/13/04	7	2,143	36,131	—	—
Beardall	12/13/05	7	2,000	33,720	—	—
Beardall	12/13/06	7	5,000	84,300	—	—
Beardall	10/21/08	5	5,000	84,300	—	—
Brower	12/13/04	7	2,143	36,131	—	—
Brower	12/13/05	7	2,000	33,720	—	—
Brower	12/13/06	7	5,000	84,300	—	—
Brower	10/21/08	5	5,000	84,300	—	—
Hedlund	12/13/02	7	500	8,430	—	—
Hedlund	12/13/03	7	1,000	16,860	—	—
Hedlund	12/13/06	7	5,000	84,300	—	—
Hedlund	10/21/08	5	5,000	84,300	—	—
Jacobson	12/13/02	7	500	8,430	—	—
Jacobson	12/13/03	7	1,000	16,860	—	—
Jacobson	12/13/06	7	5,000	84,300	—	—
Jacobson	10/21/08	5	5,000	84,300	—	—

Option Exercises and Stock Vested

The following table sets forth information regarding each exercise of stock options and vesting of restricted stock that occurred during 2009 for each of our Named Executive Officers on an aggregated basis.

Option Exercises and Stock Vested — Fiscal 2009

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)
Roy M. Whitehead	—	—	5,429	$86,640
Brent J. Beardall	—	—	2,914	46,510
Linda S. Brower	—	—	2,914	46,510
Edwin C. Hedlund	—	—	2,714	43,320
Jack B. Jacobson	—	—	2,714	43,320

Potential Payments Upon Termination or Change in Control

Pursuant to the 1994 and 2001 Plans, all unvested stock options and restricted stock awards will become fully vested upon a change of control of the Company. The following tables describe the value of the vesting of such options and stock awards upon a change in control. These tables assume the change of control occurred on September 30, 2009, the last business day of our fiscal year, and the price per share was $16.86, the closing price of our common stock on September 30, 2009, the last trading day of the fiscal year.

Potential Payments Upon Change in Control (1)

	Potential Change in Control Payments
	Vesting of Stock Options(2)	Vesting of Restricted Stock
Roy M. Whitehead	$0	$387,780
Brent J. Beardall	0	238,451
Linda S. Brower	0	238,451
Edwin C. Hedlund	0	193,890
Jack B. Jacobson	0	193,890

(1)

Pursuant to the 1994 and 2001 Plans, all unvested stock options and restricted stock awards will become fully vested upon a “change of control” the Company. A “change in control” of the Company” is defined to mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any

“person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities, or (ii) during any period of twenty-four consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

(2)	Based on the stock price of $16.86 as of 9/30/09, none of the unvested stock options to the named executives are in the money, therefore there is no potential change in control payment related to stock options.

Employment and Change in Control Agreements

Washington Federal does not currently have any employment agreements or change in control agreements, except for the provisions of the equity awards which allow for vesting of all unvested shares as described above. Our executive are each “at-will” employees.

Director Compensation

The following table sets forth information regarding the compensation received by each of the directors of Washington Federal, Inc. during 2009, other than Mr. Whitehead whose compensation for service as President and Chief Executive Officer is fully reflected in the Summary Compensation Table and the other related tables in the discussion above. No compensation is paid to Mr. Whitehead for his service as a director.

Director Compensation — Fiscal 2009

	Fees Earned or Paid in Cash	Option Awards(1)	Non Equity Incentive Compensation	All Other Compensation	Total
Derek L. Chinn	$32,150				$32,150
John F. Clearman	42,100				42,100
James J. Doud, Jr.	33,600				33,600
H. Dennis Halvorson	34,200				34,200
Anna C. Johnson	34,100				34,100
Thomas J. Kelley	37,600				37,600
Thomas F. Kenney	33,750				33,750
Charles R. Richmond(2)	33,050			143,596	176,646
Barbara L. Smith	34,600				34,600

(1)	These amounts reflect the dollar value of the compensation cost of all outstanding stock awards or option awards recognized over the requisite service period, computed in accordance with FAS 123(R). The assumptions made in valuing the stock awards are included under the caption “Stock Option Plans” in Note L of Notes to Consolidated Financial Statements in the 2009 Annual Report on Form 10-K and such information is incorporated herein by reference.

(2)	Mr. Richmond is an employee of the Company. Mr. Richmond earned $143,596 for his contributions as an employee and $33,050 related to his responsibilities as a director.

Director Fees

During the past fiscal year, Directors were paid a monthly retainer of $1,500, except for the Chairman of the Audit Committee, who received a monthly retainer of $1,750. Directors were also paid a fee of $1,300 for each board meeting attended. Members of the Audit, Compliance, Compensation and Nominating Committees received a fee of $500 per committee meeting attended. Committee Chairmen received a fee of $1,000 per meeting. Directors participating in committee meetings by telephone received one-half the normal fee. The Chairman of the Board, who also serves as the corporation’s President and Chief Executive Officer, received no fees or additional compensation for activities related to the Board of Directors. Certain travel expenses were reimbursed to directors permanently residing outside of Washington State.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Determinations regarding compensation of the Chief Executive Officer and other named executive officers are made by the Compensation Committee of the Board of Directors. None of the members of the Compensation Committee engaged in certain “related party” transactions with Washington Federal, which were required to be disclosed by regulations of the SEC.

No member of the Compensation Committee was an employee or former employee of Washington Federal or any of its subsidiaries. During the last year, none of the Company’s executive officers served as: (1) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee; (2) a director of another entity, one of whose executive officers served on the Compensation Committee; or (3) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director on the Company’s Board of Directors.

Related Person Transactions

Washington Federal Savings will from time to time make mortgage loans to directors, executive officers and employees on the security of their residences at prevailing contractual interest rates. Management believes that these loans do not involve more than the normal risks of collectability or present other unfavorable features. These loans are made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. As of September 30, 2009 there were no loans outstanding to directors or executive officers with balances greater than $60,000. Washington Federal Savings also makes loans secured by savings accounts to its non-executive officers and employees. These loans are made on the same terms as those prevailing for comparable loans to non-affiliated persons.

The Company regularly monitors its business dealings and those of its Directors and executive officers to determine whether any existing or proposed transactions would require prosy disclosure under Item 404(a) of Regulation S-K. In addition our Code of Conduct requires the Directors and executive officer to notify the Company of any relationships or transactions that may present a conflict of interest including those involving family members. If a transaction is identified, the Company determines if the transaction should be permitted and the necessary disclosure to be made.

In accordance with its written charter, the Audit Committee reviews, approves and ratifies any related person transaction. The term “related person transaction” refers to any transaction required to be disclosed in our filings with the SEC pursuant to Item 404 of Regulation S-K. In considering any related person transaction, the Audit Committee considers the facts and circumstances regarding such transaction, including, among other things, the amounts involved, the relationship of the related person (including those persons identified in the instructions to Item 404(a) of Regulation S-K) with our company and the terms that would be available in a similar transaction with an unaffiliated third-party. The Audit Committee also considers its fiduciary duties, our obligations under applicable securities law, including disclosure obligations and director independence rules, and other applicable law in evaluating any related person transaction. The Audit Committee reports its determination regarding any related person transaction to our full Board. No new potential related person transactions were brought to the Audit Committee for consideration in fiscal 2009.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

At the Annual Meeting, stockholders of Washington Federal will be asked to ratify the appointment of Deloitte & Touche LLP (“Deloitte”), as Washington Federal’s independent registered public accountants for the fiscal year ending September 30, 2010 This appointment was recommended and approved by the Audit Committee of Washington Federal and approved by the Board of Directors of Washington Federal. If the stockholders of Washington Federal do not ratify the appointment of Deloitte, then the Board of Directors of Washington Federal may reconsider the appointment. Even if the selection of Deloitte is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year, if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative of Deloitte will be present at the Annual Meeting and available to respond to appropriate questions and will be given an opportunity to make a statement if the representative chooses to do so.

Deloitte has advised Washington Federal that neither the firm nor any of its members has any relationship with Washington Federal or its subsidiaries other than the usual relationship which exists between independent registered public accountants and clients.

Aggregate billings for the professional services rendered to the Company by Deloitte for the 2009 and 2008 fiscal years were as follows:

	2009	2008
Audit Fees	$636,075	$504,000
Audit Related Fees	0	0
Tax Fees	0	0
Other Fees	0	0

Total Fees	$636,075	$504,000

Audit Fees consisted of fees related to the audit of the Company’s annual financial statements for the fiscal years ended September 30, 2009 and 2008, reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for those years, and consents related to various filings with the SEC.

All services provided by Deloitte, and the related fees are required to be pre-approved by the Audit Committee.

The Audit Committee of the Board of Directors has implemented procedures under the Company’s Audit Committee Pre-Approval Policy for Audit and Non-Audit Services (the “Pre-Approval Policy”) to ensure that all audit and permitted non-audit services to be provided to the Company have been pre-approved by the Audit Committee. Specifically, the

Audit Committee pre-approves the use of the Company’s independent registered public accounting firm for specific audit and non-audit services, within approved monetary limits. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the Audit Committee before the service may be provided by the Company’s independent registered public accounting firm. Any pre-approved services exceeding the pre-approved monetary limits require specific approval by the Audit Committee. All of the audit-related services provided by Deloitte to the Company in 2009 and 2008 were approved by the Audit Committee by means of specific pre-approvals or pursuant to the procedures contained in the Pre-Approval Policy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY STOCKHOLDERS FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS WASHINGTON FEDERAL’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING

SEPTEMBER 30, 2010.

OTHER MATTERS

Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Washington Federal. Washington Federal will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of Washington Federal may solicit proxies personally or by telephone without additional compensation.

STOCKHOLDER PROPOSALS

Any proposal that a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of Washington Federal must be received at the main office of Washington Federal no later than August 12, 2010. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

No stockholder proposals were submitted in connection with this Annual Meeting. Stockholder proposals that are not submitted for inclusion in Washington Federal’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.15 of Washington Federal’s Bylaws, which provides that business at an Annual Meeting of Stockholders must be: (a) properly brought before the meeting by or at the direction of the Board of Directors; or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an Annual Meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Washington Federal. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of Washington Federal not later than 90 days prior to the anniversary date of the mailing of proxy materials by Washington Federal in connection with the immediately preceding Annual Meeting of Stockholders of Washington Federal, or not later than September 11, 2010 in connection with the Annual Meeting of Stockholders for the fiscal year 2010 of Washington Federal. Such stockholder’s notice is required to set forth certain information specified in Washington Federal’s Bylaws. A stockholder should carefully read our Bylaws to comply with the notice requirements for such stockholder proposals and stockholder nominees for Director.

ANNUAL REPORTS

Stockholders of Washington Federal as of the Record Date for the Annual Meeting are being forwarded a copy of Washington Federal’s Annual Report to Stockholders for the year ended September 30, 2009 (the “Annual Report”). Included in the Annual Report are the consolidated statements of financial condition of Washington Federal as of September 30, 2009 and 2008 and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the years in the three-year period ended September 30, 2009, prepared in accordance with generally accepted accounting principles, and the related report of Washington Federal’s independent auditors. The Annual Report is not a part of this Proxy Statement.

Upon receipt of a written request, Washington Federal will furnish to any stockholder without charge a copy of its Annual Report on Form 10-K filed with the SEC under the Exchange Act for the year ended September 30, 2009. Upon written request and a payment of a copying charge of $.10 per page, Washington Federal will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Brent J. Beardall, Executive Vice President and Chief Financial Officer, Washington Federal, Inc., 425 Pike Street, Seattle, Washington 98101. The Annual Report on Form 10-K is not a part of this Proxy Statement. The Annual Report on Form 10-K, together with this Proxy Statement and all SEC filings are available through Washington Federal’s website: www.washingtonfederal.com.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date WASHINGTON FEDERAL, INC.

M18432-P86941 WASHINGTON FEDERAL, INC. 425 PIKE STREET SEATTLE, WA 98101 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain For All Withhold All For All Except Vote on Directors 0 0 0 01) Derek L. Chinn 02) Thomas J. Kelley 03) Barbara L. Smith 1. Election of Directors for 3 year term Nominees: Vote on Proposal VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends that you vote FOR the following: 2. Proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accountants of Washington Federal for fiscal year 2010. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. 0 0 0

WASHINGTON FEDERAL, INC. This Proxy is Solicited on Behalf of The Board of Directors. The undersigned hereby appoints the Board of Directors as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent the undersigned and to vote as designated on the reverse side, all the shares of Common Stock of Washington Federal, Inc. (“Washington Federal”) held of record by the undersigned on November 27, 2009, at the Annual Meeting of Stockholders to be held at Sheraton Seattle Hotel, 1400 6th Ave., Seattle, Washington, on Wednesday, January 20, 2010 at 2:00 p.m. Pacific time, or at any adjournment thereof (the “Annual Meeting”). This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, then this proxy will be voted FOR the nominees named under Proposal 1 and FOR Proposal 2. In the discretion of the Proxies, shares may be voted cumulatively so as to elect the maximum number of nominees for director. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Washington Federal called for the 20th day of January 2010 and a Proxy Statement for such Annual Meeting prior to the signing of this proxy. In view of the importance of the action to be taken and to save the cost of further proxy solicitation, we urge you to mark, sign, date and return the proxy card promptly using the enclosed envelope. This proxy may be revoked at any time before it is exercised. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement & Annual Report are available at www.proxyvote.com. M18433-P86941 Annual Meeting of Stockholders of WASHINGTON FEDERAL, INC. January 20, 2010 Please date, sign and mail your proxy card in the envelope provided as soon as possible. Continued and to be signed on reverse side